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                                                                   EXHIBIT 10.17





         [*Deleted pursuant to a request for confidential treatment.]


HARPO, INC.                                                         [HARPO LOGO]
110 North Carperman Street
Chicago, Illinois 60607
312.633.1030   Fax 312.633.1141


Jeffrey D. Jacobs
President



January 28, 1991

Mr. Steve Palley
King World
1700 Broadway
35th Floor
New York, NY 10019

Dear Steve:

Pursuant to our conversations, may the following serve as a deal memorandum for the services of Oprah Winfrey and HARPO Productions for an extension of The Oprah Winfrey Show for the 1993/94 and 1994/95 television seasons, expiring on August 31, 1995.

1. HARPO will produce and Oprah Winfrey will host 200 episodes in each of the two additional television seasons.

2.      The production costs for The Oprah Winfrey Show shall be as follows:
                1990/1991 season        *****
                1991/1992 season        *****
                1992/1993 season        *****
                1993/1994 season        *****
                1994/1995 season        *****

3. King World to lend HARPO ***** interest free; loan repayable by HARPO ***** on ***** and ***** on *****. The loan will be secured by all revenues payable to HARPO at any time under the HARPO/King World agreement, as well as by the stock issuable under the options set forth in paragraph 5 below.

4. For the 1993/1994 and 1994/1995 broadcast season extensions, King World guarantees that HARPO will receive payments of gross revenues of not less than ***** in the aggregate for both seasons. At least ***** of such guarantee shall be payable not later than December 31, 1994 and the balance not later than December 31, 1995.
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          [*Deleted pursuant to a request for confidential treatment.]


Mr. Steve Palley
January 28, 1991
Page 2

5. King World to grant to HARPO options for one million shares of King World stock exercisable at the lowest closing price the week of January 28, 1991, and which will vest as follows:

                August 31, 1991         12.5%
                August 31, 1992         *****
                August 31, 1993         *****
                August 31, 1994         *****
                August 31, 1995         *****
                August 31, 1996         *****

        a) HARPO has the right to pay the exercise price in cash or in King World stock if permitted by King World's stock option plan.

        b) The shares subject to the option will be publicly registered. HARPO and King World shall negotiate in good faith towards establishing volume limitations on sales by HARPO of such shares commensurate with the size of its holdings of King World stock.

6.      *****

7. The ***** for The Oprah Winfrey Show for the two additional seasons shall be split ***** between King World and HARPO *****. Payment provisions shall be the same as outlined in paragraph 16 of the July 29, 1988 amendment modifying paragraph 11 to the January 30, 1987 agreement.


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          [*Deleted pursuant to a request for confidential treatment.]


Mr. Steve Palley
January 28, 1991
Page 3

8. King World agrees that, except for its worldwide first run television distribution efforts during the extended term ending August 31, 1995 (August 31, 1997 for territories outside the United States), it cannot distribute or license for distribution the produced episodes of The Oprah Winfrey Show in any medium without the express written permission of HARPO. Such restrictions shall reciprocally apply to HARPO if HARPO acquires any of the episodes of The Oprah Winfrey Show produced by WLS-TV. If HARPO and King World mutually agree to distribute shows produced during the term after August 31, 1995 (August 31, 1997 for territories outside the United States), or in other media; then ***** shall be paid from ***** and *****.

9. HARPO, Inc. shall continue in its role as provider of services to the show in the affiliate relations, public and media relations, fan mail and on-air promotion services areas.

10. HARPO and King World agree to increase the on-air promotion and co-op budget in an amount to be negotiated in good faith to prepare for the additional talk show competition.

11.     There will be no further syndicated HARPO specials following "Nine".

12. The references to the "Seventh Period" in paragraph 8(b) of the existing HARPO/King-World agreement shall be amended to refer to the 1994/1995 television season (with the exception to such paragraph being deleted).

Developments

1. HARPO grants the right of first look/first negotiation to King World for the period ending August 31, 1995 In the area of syndicated first-run products produced by HARPO. If HARPO and King World fail to reach agreement on business terms following any such negotiation, then HARPO shall not enter into an agreement with any third party with respect to the rights in question unless King



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          [*Deleted pursuant to a request for confidential treatment.]

Mr. Steve Palley
January 28, 1991
Page 4


        World has failed, within two business days following its receipt of notice of the material financial barriers of the offer made by such third party, to match such offer. Except as set forth in the first sentence of this paragraph, all retroactive and prospective obligations relating to project development and submissions and development fund recoupment and payment shall end, except that HARPO agrees that syndicated first run and home video development costs will come out of existing development fund money and that, if HARPO produces a syndicated first run or home video project with a third party, King World shall recoup the portion of such money allocable to develop or produce such project.

2. Provided that such rights are available, HARPO grants the worldwide off-network distribution rights (including home video rights for territories outside the United States when King World deems necessary) for up to four (4) HARPO-produced network television films designated by HARPO to be produced on or before December 1, 1995. King World shall pay distribution advances on a cross-collateralized basis among all such films distributed, payable by the completion of principal photography of ***** for the first television film, ***** for the second, ***** for the third, and ***** for the fourth. King World shall receive a ***** distribution fee for U.S. distribution and ***** for all other territories throughout the world.

3.      HOME VIDEO
        King World and HARPO shall mutually agree on the exploitation and distribution of Oprah Winfrey Show videos, best of, anthologies and the like, using actual footage.

        King World and HARPO shall split said revenue *****. HARPO shall receive a reasonable production fee when shows are edited or re-produced and/or a talent fee when Oprah Winfrey appears in new on-camera footage.

        Other home video production will be subject to good faith negotiation.
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Mr. Steve Palley
January 28, 1991
Page 5


King World will promptly prepare and submit a document that will endeavor to combine all previous documents and agreements into one document that includes all the operative language of previous documents and incorporate the terms, conditions and amendments contained in this deal memorandum, while removing any ambiguities identified by HARPO that exist in the boilerplate. Except as expressly modified by this letter, the agreement between King World and HARPO, as amended to date, shall remain in full force and effect unless and until superseded by such combining document.

If the foregoing meets with your approval, please sign a copy of this document and return it to me.

Thank you for your cooperation in this matter.

Very truly yours,

HARPO, INC.

/s/ Jeffrey D. Jacobs

Jeffrey D. Jacobs
President

ACCEPTED AND APPROVED

King World Productions, Inc.

By: /s/ Jonathan Birkhahn

I hereby confirm that all of the representations, warranties and agreements made by me in the acknowledgement, dated January 30, 1987, apply to the foregoing letter agreement.

Dated:  Jan. 29, 1991             /s/ Oprah Winfrey
      --------------------       ------------------------
                                  Oprah Winfrey